First Quarter 2026 Earnings Supplemental May 6, 2026

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$(0.07) Distributable Earnings (Loss)(3) Before Realized Gains and Losses per Basic Wtd. Avg. Common Share Q1'26 SUMMARY RESULTSINVESTMENT PORTFOL IO 3 $1.6 billion(1) Total Loan Portfolio Commitments Across 40 Loan Investments 100% Loans 100% Senior Loans 98% Floating Rate 66.0% Weighted Average Stabilized LTV at Origination ~64% Non-Mark-to- Market Borrowings 1.7x Total Leverage Ratio $1.6 billion Total Financing Capacity with $1.0 billion Outstanding $43.6 million Unrestricted Cash Balance; Held $98.2 million in REO(4) $37.9 million Average Unpaid Principal Balance Company Overview CAP ITAL IZAT ION $(0.06) Distributable Earnings (Loss)(3) per Basic Wtd. Avg. Common Share 13.8% Annualized Dividend Yield(5) $0.05 Dividend per Share $(0.13) GAAP Net (Loss)(2) per Basic Wtd. Avg. Common Share $148.5 million allowance for credit losses, or 9.4% of portfolio commitments, of which 80.6%, or $119.6 million, is allocated to specific CECL reserves $1.6 billion financing capacity with $1.0 billion outstanding, including $0.4 billion across four facilities, $0.5 billion in non- recourse and non-mark-to-market borrowings from two CLOs $7.05 Book Value per Common Share An internally managed commercial real estate finance company operating as a REIT, focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties. Conservatively managed balance sheet with a granular investment portfolio and a well-balanced funding profile

FINANCIAL SUMMARY ▪ GAAP Net (Loss) attributable to common stockholders of $(6.0) million, or $(0.13) per basic weighted average common share ▪ Distributable Earnings (Loss)(3) of $(3.0) million, or $(0.06) per basic weighted average common share ▪ Distributable Earnings (Loss) Before Realized Gains and Losses(3) of $(3.3) million, or $(0.07) per basic weighted average common share PORTFOLIO ACTIVITY ▪ Net loan portfolio activity of $(175.1) million in unpaid principal balance ◦ $(189.4) million in loan repayments, sales and amortization, including repayments of a $(107.3) million loan secured by a multifamily property located in Illinois, a $(67.0) million loan secured by a retail property in California, and a sale of a $(12.9) million loan secured by a hotel property located in Kailua-Kona, HI ◦ $14.3 million in fundings(6) PORTFOLIO OVERVIEW ▪ Loan portfolio of $1.6 billion(1) in total loan commitments across 40 loans ▪ Total CECL reserve of $148.5 million, or 9.4% of total loan portfolio commitments ▪ Weighted average loan portfolio risk rating of 3.2 ▪ Held two REO assets with an aggregate carrying value of $98.2 million(4) CAPITALIZATION & LIQUIDITY ▪ Reduced repurchase facilities weighed average cost of funds to S+2.47% at March 31, 2026, down 61 basis points from S+3.08% at December 31, 2025 ▪ Repurchased 0.2 million shares of its common stock at an average price of $1.74 per share, for a total of approximately $0.3 million ▪ Unrestricted cash of $43.6 million and Total Leverage Ratio of 1.7x Q1 2026 Summary Results 4

SUBSEQUENT EVENTS ▪ So far in Q2’26, funded about $2.1 million on existing loan commitments ▪ In April, the Company resolved a $76.0 million loan secured by a Chicago, IL, retail property, which previously included an office component. The loan had been risk-rated “5” and was on nonaccrual status. As a result of this transaction and the prior resolution on the office component, the Company expects to realize a write-off of approximately $(30.2) million, which had been reserved for through a prior $(31.3) million allowance for credit losses as of December 31, 2025, and recognized a GAAP benefit from credit losses of approximately $1.1 million during the first quarter of 2026 ◦ As a result of this resolution, the CECL reserve as a percentage of total loan commitments decreased from 9.4% at March 31st to approximately 7.9% ▪ In April, the Company sold a subordinate interest in debt secured by a Dallas, TX, office property ▪ In April, extended the maturity of the Citibank financing facility to April 2027 ▪ As of May 4, 2026, carried approximately $55.6 million in unrestricted cash Post-Q1 2026 Business Update 5

Summary Income Statement ($ in millions, except per share data) (Unaudited) Net Interest Income $8.0 Benefit from Credit Losses $0.2 Revenue / (Expenses) from Real Estate Owned Operations, net $(2.5) Operating Expenses $(8.1) Dividends on Preferred Stock $(3.6) GAAP Net (loss) attributable to common stockholders $(6.0) Net (loss) Per Basic Wtd. Avg. Common Share $(0.13) Net (loss) Per Diluted Wtd. Avg. Common Share $(0.13) Common Dividend Per Share $0.05 Series A Preferred Dividend Per Share $0.4375 Basic Wtd. Avg. Common Shares 47,673,711 Diluted Wtd. Avg. Common Shares 47,673,711 Q1 2026 Financial Summary 6 Summary Balance Sheet ($ in millions, except per share data, reflects carrying values) (Unaudited) Cash $43.6 Restricted Cash $0.6 Loans Held-for-Investment, net $1,362.8 Real Estate Owned, net(4) $98.2 Repurchase Facilities $347.5 Securitized (CLO) Debt $535.7 Secured Credit Facility $71.8 Mortgage Loan Payable $17.6 Preferred Equity $205.7 Common Equity(7) $338.0 Total Stockholders’ Equity $543.7 Common Shares Outstanding 47,919,625 Book Value Per Common Share $7.05

$7.24 $7.16 $7.11 $7.13 $7.05 $7.29 $0.02 $7.05 12/31/2025 GAAP Net (Loss) Series A Preferred Dividend Declaration Common Stock Dividend Declaration Stock Repurchases Equity Compensation, Net 3/31/2026 Q1 2026 Earnings and Book Value Per Share ▪ GAAP Net (Loss) attributable to common stockholders of $(6.0) million, or $(0.13) per basic weighted average common share ▪ Book value per share of common stock at March 31, 2026, was $7.05, inclusive of $(3.10) per basic common share of total CECL reserve 7 BOOK VALUE PER COMMON SHARE OUTSTANDING ROLLFORWARD Represents $(0.13) GAAP Net (Loss) per basic common share $(0.05) $(0.08) $(0.05) $(0.08)

Loan Investment Portfolio Credit Overview 8 CECL RESERVE BY QUARTER ($ in mi l l i ons ) CECL RESERVE AS % OF COMMITMENTS BY QUARTER STABILIZED LTV AT ORIGINATION RISK RATINGS Weighted average portfolio risk rating of 3.2 $180.2 $155.1 $133.6 $148.4 $148.5 $45.9 $57.5 $47.2 $44.0 $28.9 $134.3 $97.5 $86.5 $104.5 $119.6 General Specific 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 8.8% 8.1% 7.4% 8.4% 9.4% 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 17.8% 30.7% 25.0% 19.3% 7.2% <60% 60-65% 65-70% 70-75% 75-80% 7.0% 13.5% 44.5% 17.5% 17.5% 1 2 3 4 5

$— 12/31/2025 3/31/2026 Q1 2026 Loan Investment Portfolio Activity ▪ Net loan portfolio activity of $(175.1) million in unpaid principal balance, attributed to loan repayments, sales and amortization, of $(189.4) million, partially offset by increases of $14.3 million from fundings(6) 9 UNPAID PR INCIPAL BALANCE ROLLFORWARD (8) ($ in mi l l i ons ) Unpaid Principal Balance $1,690.0 43 loans Repayments $(189.4) Fundings $14.3 Unpaid Principal Balance $1,514.9 40 loans Unfunded Commitments $77.4 Unfunded Commitments $68.0Resolutions

Loan Investment Portfolio Overview 10 Well-diversified and granular portfolio comprised of senior loans with a weighted average stabilized LTV at origination of 66.0% Total Loan Commitments $1.6 billion Unpaid Principal Balance $1.5 billion Number of Loans 40 Average UPB ~ $37.9 million Realized Loan Portfolio Yield(9) 6.5% Weighted Average Stabilized LTV at Origination 66.0% Weighted Average Fully-Extended Remaining Term(10) 0.9 years KEY LOAN PORTFOLIO STATISTICS PROPERTY TYPE(11)(12) REGION(12) Office, 49.7% Multifamily, 27.8% Industrial, 8.4% Hotel, 6.6% Retail, 4.5% Other, 3.0% Northeast, 28.3% Southwest, 24.6% Southeast, 24.3% Midwest, 11.4% West, 11.4%

Resolved Post Quarter-end ▪ Five loans risk rated “5” with an aggregate unpaid principal balance of $264.7 million ▪ Actively pursuing resolution options, which may include a property sale by the borrower, a note sale, a foreclosure/deed-in- lieu and/or a loan restructuring ▪ Specific CECL reserves of approximately 41% of unpaid principal balance Overview of Risk-Rated “5” Loans 11 Chicago, IL Retail(13) Minneapolis, MN Office(14) Tempe, AZ Hotel(15) Stockbridge, GA Multifamily(16) New Haven, CT Hotel(17) Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Origination Date July 2019 August 2019 January 2018 July 2022 October 2018 Collateral Property 21,565 sq. ft. retail 409,000 sq. ft. office 186-key hotel with retail 284 unit multifamily 72-key hotel Total Commitment $76 million $93 million $28 million $54 million $15 million Current UPB $76 million $93 million $27 million $53 million $15 million Cash Coupon* S+3.7% S+2.8% S+5.2% S+2.8% S+6.2% * Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans Total Outstanding Current UPB of $189 million Specific CECL reserves of approximately 42% of unpaid principal balance

$1,723 $1,404 $1,195 $1,004 $748 $757 2021 2022 2023 2024 2025 Q1’26 Office Loan Portfolio Overview 12 ▪ Since 2021, reduced the office exposure by $(966) million, or about 56%, primarily through repayments, paydowns and proactive loan resolutions ▪ Granular office portfolio across 14 MSAs and 12 States ▪ 50% CBD locations, 50% suburban locations ▪ 33% Top 5 markets, 67% secondary markets ▪ Average unpaid principal balance $37.8 million ▪ Weighted average Stabilized LTV at Origination of 66.8% ▪ 5-rated office exposure in Minneapolis ▪ No office exposure in Washington DC, Downtown LA, San Francisco Bay Area, Chicago, Portland or Seattle OFFICE PORTFOLIO BY REGION(11)(12) REDUCTION IN OFFICE EXPOSURE(11) ($ in millions, reflects UPB) 56% Northeast, 32.5% Southeast, 28.8% West, 19.5% Southwest, 10.7% Midwest, 8.5%

▪ Property: 140,000 square foot, Class “A” office building with ground floor retail space and a 499-space parking garage ▪ Carrying Value: $61.9 million ▪ Strategy: Improve operating performance and evaluate for eventual sale Real Estate Owned 13 Miami Beach, FL Maynard, MA ▪ Property: 1,050,000 square foot, “brick and beam” office campus with 130 self storage units, 13 buildings, situated on 53 acres ▪ Carrying Value: $36.3 million ▪ Strategy: Improve operating performance and evaluate for eventual sale

FINANCING SUMMARY ($ in millions) ($ in millions) Total Capacity Outstanding Balance Weighted Average Cost Advance Rate Non- MTM Repurchase Facilities $ 925 $ 347 S+2.47% 54.5 % Secured Credit Facility $ 100 $ 72 S+5.75% 48.8 % Mortgage Loan Payable $ 18 S+3.05% 51.8 % CLO-3 (GPMT 2021-FL3) $ 204 S+2.97% 72.7 % CLO-4 (GPMT 2021-FL4) $ 332 S+1.97% 75.8 % Total Borrowings $ 973 Preferred Equity $ 206 Common Equity(7) $ 338 Total Stockholders’ Equity $ 544 Funding Mix and Capitalization Highlights 14 FUNDING MIX WELL-BALANCED CAPITAL STRUCTURE WITH MODERATE LEVERAGE LEVERAGE RATIOS ~64% Non–MTM 0.7 1.7 Recourse Leverage Total Leverage 3/31/2026 CLOs Repurchase Facilities Secured Credit Facility Mortgage Payable ▪ Generally, seek to match fund assets and liabilities to minimize interest-rate risk and duration ▪ Proven access to diverse sources of public and private equity and debt capital at the corporate and asset level ▪ Emphasis on liability management with meaningful proportion of non-recourse and non-mark-to-market borrowings ▪ Aim to maintain ample liquidity across market cycles; approximately $43.6 million of cash

Endnotes

Endnotes 1) Includes maximum loan commitments. Unpaid loan principal balance of $1.5 billion 2) Represents Net (loss) attributable to common stockholders 3) Non-GAAP measure. See slide 23 in the Appendix for a reconciliation to financial results prepared in accordance with GAAP 4) Includes $5.0 million in other assets and liabilities related to leases 5) Represents an annualized dividend yield based on a closing price of $1.45 on March 31, 2026 6) Includes $12.5 million fundings on existing loans, aggregate fundings and transfers in from other assets of $1.4 million of other investments, and capitalized interest of $0.4 million 7) See slide 23 in the Appendix for reconciliation of Common Stockholders’ Equity 8) Does not include unamortized premiums, unamortized net deferred origination fees and allowance for credit losses which, when included with the unpaid principal balances, represents the GAAP carrying value of the loans held-for-investment in the balance sheet. The GAAP carrying value as of December 31, 2025, was $1,537.7 million and as of March 31, 2026, was $1,362.8 million. The GAAP carrying value does not include accrued interest receivables, exit fee receivables and other receivables, which are reflected separately in the balance sheet. Unfunded commitments are not included in the unpaid principal balance or GAAP carrying value 9) Includes nonaccrual loans and other investments 10) Assumes all extension options are exercised and excludes three loans that have passed their maturity date and are not eligible for extension, if applicable 11) Mixed-use properties represented based on allocated loan amounts 12) Percentages are based off of carrying value 13) Loan was placed on nonaccrual status in Q4 2023 14) Loan was placed on nonaccrual status in Q3 2022 15) Loan was placed on nonaccrual status in Q3 2025 16) Loan was placed on nonaccrual status in Q4 2025 17) Loan was placed on nonaccrual status in Q1 2026 16

Appendix

* Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans ** All-in yield at origination includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent. Weighted average yield excludes fixed rate loans *** Includes maximum commitments and outstanding balances related to other investments of $18.8 million and $10.4 million, respectively Summary of Investment Portfolio 18 ($ in millions) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination** Original Term (Years) Initial LTV at Origination Stabilized LTV at Origination Senior Loans*** $1,582.9 $1,514.9 $1,362.8 S+3.64% S+3.96% 3.0 69.4% 66.0% Total Weighted/Average $1,582.9 $1,514.9 $1,362.8 S+3.64% S+3.96% 3.0 69.4% 66.0%

Loan Investment Portfolio 19 ($ in millions) Type Origination Date Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination** Original Term (Years) State Property Type Initial LTV at Origination Stabilized LTV at Origination Asset 1 Senior 10/19 $95.1 $91.1 $91.1 S+2.60% S+3.05% 3.0 TN Office 70.2% 74.2 % Asset 2 Senior 08/19 93.1 93.1 93.2 S+2.80% S+3.26% 3.0 MN Office 73.1% 71.2 % Asset 3 Senior 12/19 79.0 73.4 73.4 S+3.30% S+3.28% 3.0 NY Office 68.8% 59.3 % Asset 4 Senior 12/18 78.1 72.6 72.6 S+4.70% S+3.44% 3.0 TX Office 68.5% 66.7 % Asset 5 Senior 06/19 76.7 76.5 76.2 S+3.29% S+3.05% 3.0 TX Mixed-Use 71.7% 72.2 % Asset 6 Senior 07/19 76.0 76.0 75.9 S+3.74% S+4.32% 3.0 IL Retail 70.0% 64.4 % Asset 7 Senior 12/23 66.3 63.9 63.9 S+5.50% S+5.65% 2.0 CA Office 80.0% 79.2 % Asset 8 Senior 07/22 53.5 52.8 52.3 S+2.78% S+4.25% 3.0 GA Multifamily 74.5% 68.2 % Asset 9 Senior 06/21 53.1 48.0 47.8 S+4.38% S+4.75% 3.0 GA Office 68.0% 69.4 % Asset 10 Senior 09/21 51.6 45.2 45.0 S+3.23% S+3.72% 3.0 CA Office 62.4% 66.1 % Asset 11 Senior 04/22 48.7 46.9 46.5 S+3.23% S+3.78% 3.0 TX Multifamily 74.4% 64.0 % Asset 12 Senior 03/22 46.9 46.9 46.7 S+3.25% S+3.64% 3.0 MA Industrial 67.3% 60.8 % Asset 13 Senior 07/21 46.4 46.4 46.3 S+3.72% S+4.19% 3.0 CT Office 68.3% 63.5 % Asset 14 Senior 08/21 45.8 45.4 45.3 S+3.21% S+3.53% 3.0 TX Multifamily 77.8% 75.2 % Asset 15 Senior 02/22 42.4 42.4 42.2 S+3.05% S+3.40% 3.0 NJ Industrial 75.0% 59.5 % Assets 16-40 Various Various $630.2 $594.3 $591.7 S+3.87% S+4.28% 3.1 Various Various 66.4% 62.6 % Allowance for Credit Losses $ (147.3) Total/Weighted Average*** $1,582.9 $1,514.9 $1,362.8 S+3.64% S+3.96% 3.0     69.4% 66.0% * Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans ** All-in yield at origination includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent. Weighted average yield excludes fixed rate loans *** Includes maximum commitments and outstanding balances related to other investments of $18.8 million and $10.4 million, respectively

Average Balances and Yields/Cost of Funds 20 Quarter Ended March 31, 2026 ($ in thousands) Average Balance* Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans** $1,563,116 $25,400 6.5 % Subordinated loans 11,041 221 8.0 % Total loan interest income/net asset yield $1,574,157 $25,621 6.5 % Other - Interest on cash and cash equivalents $422 Total interest income $26,043 Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans $1,010,789 $17,218 6.8 % Subordinated loans 6,631 114 6.9 % Real estate owned 37,369 693 7.4 % Total interest expense/cost of funds $1,054,789 $18,025 6.8 % Net interest income/spread $8,018 (0.3) % * Average balance represents average amortized cost on loans held-for-investment ** Average balance includes outstanding balances related to other investments of $10.4 million, respectively

Condensed Consolidated Balance Sheets 21 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share data) March 31, 2026 December 31, 2025 ASSETS (unaudited) Loans held-for-investment $ 1,510,097 $ 1,683,644 Allowance for credit losses (147,298) (145,912) Loans held-for-investment, net 1,362,799 1,537,732 Cash and cash equivalents 43,555 65,958 Restricted cash 599 14,108 Real estate owned, net 93,239 92,039 Accrued interest receivable 6,978 7,594 Other assets 35,307 37,793 Total Assets $ 1,542,477 $ 1,755,224 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 347,491 439,173 Securitized debt obligations 535,716 643,528 Secured credit facility 71,774 71,774 Mortgage loan payable 17,570 17,546 Dividends payable 6,160 6,164 Other liabilities 19,898 24,227 Total Liabilities 998,609 $ 1,202,412 Stockholders’ Equity 7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share; 11,500,000 shares authorized, and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common Stock, par value $0.01 per share; 450,000,000 shares authorized, and 47,919,625 shares and 47,563,643 issued and outstanding, respectively 479 476 Additional paid-in capital 1,194,968 1,195,279 Cumulative earnings (183,134) (180,708) Cumulative distributions to stockholders (468,652) (462,442) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 543,743 552,687 Non-controlling interests 125 125 Total Equity 543,868 552,812 Total Liabilities and Stockholders’ Equity $ 1,542,477 $ 1,755,224

Condensed Consolidated Statements of Comprehensive (Loss) Income 22  GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) (unaudited) Three Months Ended March 31, 2026 2025 Interest income: Loans held-for-investment $ 25,621 $ 34,327 Cash and cash equivalents 422 817 Total interest income 26,043 35,144 Interest expense: Repurchase facilities 6,797 11,885 Securitized debt obligations 9,112 12,680 Secured credit facility 1,789 2,539 Mortgage loan payable 327 — Total interest expense 18,025 27,104 Net interest income 8,018 8,040 Other income (loss): Revenue from real estate owned operations 3,220 3,094 Benefit from (provision for) credit losses 216 (3,770) Realized (loss) gain on sale (18) — Total other (loss) 3,418 (676) Expenses: Compensation and benefits 4,445 5,771 Servicing expenses 743 1,031 Expenses from real estate owned operations 5,760 4,504 Other operating expenses 2,915 3,003 Total expenses 13,863 14,309 (Loss) income before income taxes (2,427) (6,945) (Benefit from) provision for income taxes (1) 70 Net (loss) income (2,426) (7,015) Dividends on preferred stock 3,601 3,600 Net (loss) income attributable to common stockholders $ (6,027) $ (10,615) Basic (loss) earnings per weighted average common share $ (0.13) $ (0.22) Diluted (loss) earnings per weighted average common share $ (0.13) $ (0.22) Dividends declared per common share $ 0.05 $ 0.05 Weighted average number of shares of common stock outstanding: Basic 47,673,711 48,668,667 Diluted 47,673,711 48,668,667 Net (loss) income attributable to common stockholders $ (6,027) $ (10,615) Comprehensive (loss) income $ (6,027) $ (10,615)

Quarterly Per Share Calculations 23 ($ in millions, except per share data) (unaudited) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 GAAP Net (loss) income Attributable to Common Stockholders $ (10.6) $ (17.0) $ (0.6) $ (27.4) $ (6.0) Adjustments: Provision for (Benefit from) Credit Losses $ 3.8 $ 11.0 $ (1.6) $ 14.4 $ (0.2) Non-Cash Equity Compensation $ 2.4 $ 2.2 $ 0.9 $ 1.0 $ 0.9 Depreciation and Amortization Expense on Real Estate Owned $ 1.4 $ 2.1 $ 2.2 $ 2.1 $ 2.0 Impairment Loss on Real Estate Owned $ — $ — $ — $ 6.8 $ — (Gain) Loss on Real Estate Owned $ — $ (0.3) $ — $ — $ — Distributable Earnings (Loss) Before Realized Gains and Losses* $ (3.0) $ (2.0) $ 0.9 $ (3.0) $ (3.3) Write-offs $ (24.6) $ (36.1) $ (19.8) $ — $ — Recoveries of Previous Write-offs $ — $ — $ — $ 0.4 $ 0.3 Gain (Loss) on Sale of Real Estate Owned $ — $ 0.3 $ — $ — $ — Accumulated Depreciation and Amortization on REO Sale $ — $ (7.6) $ — $ — $ — Distributable Earnings (Loss)* $ (27.7) $ (45.3) $ (18.9) $ (2.7) $ (3.0) Basic Wtd. Avg. Common Shares 48,668,667 48,030,130 47,394,519 47,406,719 47,673,711 Distributable Earnings (Loss) Before Realized Gains and Losses* per Basic Wtd. Avg. Common Share $ (0.06) $ (0.04) $ 0.02 $ (0.06) $ (0.07) Distributable Earnings (Loss)* per Basic Wtd. Avg. Common Share $ (0.57) $ (0.94) $ (0.40) $ (0.06) $ (0.06) * Distributable Earnings (Loss) Before Realized Gains and Losses and Distributable Earnings (Loss) are non-GAAP measures. See definitions in this appendix Due to rounding, figures may not result in the totals presented GAAP BOOK VALUE PER SHARE ($ in millions, except per share data) (unaudited) 03/31/2025 06/30/2025 09/30/2025 12/31/2025 03/31/2026 Total Equity $ 604.8 $ 584.3 $ 582.1 $ 552.8 $ 543.9 Series A Preferred Stock (Liquidation Preference $25.00 per Share) $ 205.7 $ 205.7 $ 205.7 $ 205.7 $ 205.7 Non-controlling Interest $ 0.1 $ 0.1 $ 0.1 $ 0.1 $ 0.1 Common Stockholders’ Equity $ 398.9 $ 378.5 $ 376.3 $ 347.0 $ 338.0 Common Shares Outstanding 48,389,097 47,394,519 47,394,519 47,563,643 47,919,625 Book Value per Common Share Outstanding $ 8.24 $ 7.99 $ 7.94 $ 7.29 $ 7.05 RECONCILIATION OF GAAP TO NON-GAAP MEASURES

($ in thousands) 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 ASSETS Loans Held-for-Investment $ 1,937,659 $ 1,823,279 $ 1,713,583 $ 1,683,644 $ 1,510,097 Allowance for credit losses (177,282) (151,968) (130,908) (145,912) (147,298) Carrying Value $ 1,760,377 $ 1,671,311 $ 1,582,675 $ 1,537,732 $ 1,362,799 LIABILITIES Other liabilities impact* $ 2,880 $ 3,104 $ 2,735 $ 2,517 $ 1,215 Total allowance for credit losses $ (180,162) $ (155,072) $ (133,643) $ (148,429) $ (148,513) Financial Statements Impact of CECL Reserves 24 ▪ Total allowance for credit losses of $(148.5) million, of which $1.2 million is related to future funding obligations and recorded in other liabilities ▪ Loans reported on the balance sheet are net of the allowance for credit losses ($ in thousands) Q1 2026 Change in allowance for credit losses: Loans held-for-investments $ (1,386) Other liabilities* $ 1,302 Total change in allowance for credit losses $ (84) * Represents estimated allowance for credit losses on unfunded loan commitments

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2025, and for all subsequent reporting periods ending on or after December 31, 2025, we have elected to present Distributable Earnings (Loss), a non-GAAP measure, as a supplemental method of evaluating our operating performance. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income to stockholders, subject to certain distribution requirements. Distributable Earnings (Loss) is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings (Loss) is considered a key indicator of our ability to generate sufficient income to pay dividends on our common stock, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings (Loss) on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall operating performance of our business. ▪ For reporting purposes, we define Distributable Earnings (Loss) as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income (loss) for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income (loss) for such period); and (iv) certain non-cash items and one- time expenses. Distributable Earnings (Loss) may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings (Loss) only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. ▪ While Distributable Earnings (Loss) excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings (Loss) if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings (Loss) will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. Distributable Earnings (Loss) 25

▪ During the quarter ended March  31, 2026, we recorded a benefit from credit losses of $0.2 million, which has been excluded from Distributable Earnings (Loss), consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced on the previous slide. During the quarter ended March 31, 2026, we recorded $2.0 million, in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable Earnings (Loss) consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above. ▪ Distributable Earnings (Loss) does not represent Net (loss) income attributable to common stockholders or cash flow from operating activities and should not be considered as an alternative to GAAP Net (loss) income attributable to common stockholders, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings (Loss) may not be comparable to the Distributable Earnings (Loss) reported by other companies. ▪ We believe it is useful to our stockholders to present Distributable Earnings (Loss) Before Realized Gains and Losses, a non-GAAP measure, to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders in assessing the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend. We believe that our stockholders use Distributable Earnings (Loss) and Distributable Earnings (Loss) Before Realized Gains and Losses, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Distributable Earnings (Loss) (cont’d) 26

Other Definitions 27 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications Fundings ▪ Increases in a loan’s principal balance, including new originations, fundings on loan commitments, upsizings, capitalized deferred interest, paid-in-kind (PIK) interest and short-sales with loan assumptions Net (loss) Attributable to Common Stockholders ▪ GAAP net (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock Initial LTV at Origination ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal Stabilized LTV at Origination ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies Non-MTM ▪ Non-mark-to-market Original Term (Years) ▪ The term of the loan through the initial maturity date at origination. Does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable Recourse Leverage Ratio ▪ Borrowings outstanding on repurchase facilities and secured credit facility, less cash, divided by total stockholders’ equity REO ▪ Real estate owned Repayments ▪ Reductions in a loan’s principal balance, including full loan repayments, partial loan repayments, principal amortization, cost- recovery for non-accrual loans and capitalized deferred interest repayments

Other Definitions (cont’d) 28 Resolutions ▪ Reductions in a loan’s principal balance, including discounted payoffs, loan sales related to collateral dependent loans, REO conversions and write-offs Senior Loans ▪ A loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans Total Leverage Ratio ▪ Borrowings outstanding on repurchase facilities, secured credit facility, mortgage loan payable and CLOs, less cash, divided by total stockholders’ equity Write-offs ▪ The portion of the unpaid principal balance of a loan that the Company charges off. Write-offs typical occur with loan resolutions but may occur should a loan that is not collateral dependent be modified with an agreed on unpaid principal balance reduction

Company Information 29 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com Contact Information: Corporate Headquarters: 1114 Avenue of the Americas, Suite 3020 New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Head of Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Citizens Chris Muller (212) 906-3559 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Gabe Poggi (571) 227-9641 UBS Marissa Lobo (212) 713-3922 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst